UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 21, 2025

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.

1-3526	The Southern Company	58-0690070
(A Delaware Corporation)
30 Ivan Allen Jr. Boulevard, N.W.
Atlanta, Georgia 30308
(404) 506-5000

The name and address of the registrant have not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
The Southern Company	Common Stock, par value $5 per share	SO	New York Stock Exchange
The Southern Company	Series 2017B 5.25% Junior Subordinated Notes due 2077	SOJC	New York Stock Exchange
The Southern Company	Series 2020A 4.95% Junior Subordinated Notes due 2080	SOJD	New York Stock Exchange
The Southern Company	Series 2020C 4.20% Junior Subordinated Notes due 2060	SOJE	New York Stock Exchange
The Southern Company	Series 2021B 1.875% Fixed-to-Fixed Reset Rate Junior Subordinated Notes due 2081	SO 81	New York Stock Exchange
The Southern Company	Series 2025A 6.50% Junior Subordinated Notes due 2085	SOJF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 21, 2025, the Board of Directors of The Southern Company (the “Company”) elected a new director, Mr. John M. Turner, Jr., effective as of September 1, 2025. Mr. Turner has served as President of Regions Financial Corporation (“Regions”) since December 2017 and Chief Executive Officer since July 2018. Mr. Turner joined Regions’ Board of Directors in July 2018 and was named Chairman in April 2024.
Committee assignments for Mr. Turner have not yet been determined. When available, such committee assignments will be reported by an amendment to this Current Report on Form 8-K.
No arrangement or understanding exists between Mr. Turner and any other person pursuant to which he was selected as a director. Mr. Turner will participate in the Company’s standard non-employee director cash and equity compensation program as more fully described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 11, 2025.
In addition, on July 21, 2025, the Board of Directors of the Company appointed Matthew M. Kim as Comptroller of the Company, effective July 31, 2025.
Mr. Kim, 49, has served as Treasurer of the Company since March 2025 and as Senior Vice President of Finance for Southern Company Services, Inc. since November 2022. Previously, Mr. Kim served as Vice President and Controller of Southern Company Gas from 2015 to November 2022. In his new role, Mr. Kim’s base salary will be $425,000 per year, his annual incentive compensation target will be 50% of base salary and his annual long-term equity incentive compensation target will be 70% of base salary.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 23, 2025	THE SOUTHERN COMPANY
	By	/s/Melissa K. Caen
Melissa K. Caen Assistant Secretary
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